UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2018

KURA ONCOLOGY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37620	61-1547851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Science Park Road, Suite 220, San Diego, CA		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 500-8800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2018, Heidi Henson notified Kura Oncology, Inc. (the “Company”) of her intention to resign from her position as Chief Financial Officer and Secretary, to pursue other opportunities. She will remain with the Company as its Chief Financial Officer and Secretary through July 6, 2018.   Ms. Henson has agreed to serve as a consultant to the Company following her resignation to assist with the transition, under the terms of a consulting agreement entered into with the Company on June 8, 2018 that will become effective upon Ms. Henson’s resignation.  Ms. Henson’s departure is not due to a dispute or disagreement with the Company or the Company’s auditors. The Company has commenced a search for a new Chief Financial Officer.

Upon Ms. Henson’s resignation, in the interim, Troy E. Wilson, the Company’s President and Chief Executive Officer, will act as the Company’s principal financial officer and principal accounting officer for purposes of the Securities Exchange Act of 1934, as amended.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on June 7, 2018 (the “Annual Meeting”).  As of the close of business on April 9, 2018, the record date for the Annual Meeting, there were 33,353,809 shares of common stock outstanding, of which 27,211,853 shares of common stock were present in person or represented by proxy at the Annual Meeting.  The final voting results were as follows:

The Proposal Regarding the Election of Directors

The Company’s stockholders elected the two persons listed below as Class I directors, each to hold office for three-year terms until the Company’s 2021 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal. The final voting results were as follows:

Name of Director Elected	For	Withheld	Broker Non-Votes
Troy E. Wilson, Ph.D., J.D.	21,707,336	2,296,764	3,207,753
Faheem Hasnain	21,472,893	2,531,207	3,207,753

The Proposal to Ratify the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection of Ernst & Young LLP by the Audit Committee of the Board as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The final voting results were as follows:

For	Against	Abstain	Broker Non-Votes
26,675,265	534,513	2,075	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KURA ONCOLOGY, INC.

Date: June 11, 2018	By:	/s/ Annette North
Annette North
Senior Vice President and General Counsel